UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022

Fast Radius, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40032	85-3692788
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

113 N. May Street
Chicago, Illinois		60607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 787-1629

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FSRD	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	FSRDW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on June 14, 2022, Patrick McCusker was appointed as President and Interim Chief Financial Officer of Fast Radius, Inc. (the "Company"). In connection with this appointment, on June 27, 2022, the Compensation Committee of the Board of Directors of the Company (the "Board") approved a one-time cash incentive payment for Mr. McCusker of $340,000, which will be subject to 100% clawback if his employment with the Company is terminated by him without Good Reason (as defined in the Employment Agreement, dated as of February 28, 2021 (as amended, the “Employment Agreement”)) or by the Company for Cause (as defined in the Employment Agreement), in each case, prior to March 1, 2023.

The description of Mr. McCusker’s incentive payment is qualified in its entirety by the letter agreement filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 8.01 Other Events.

On June 27, 2022, the Board approved restructuring actions in order to reduce the Company's operating expenses. The actions approved include the reduction of approximately 20% of the Company’s workforce (including the elimination of open roles), facilities consolidation and other operational expense management actions. As a result of these actions, the Company expects to realize annual run-rate cost savings of over $10 million. The Company expects these restructuring actions to be substantially complete by the end of the third quarter of 2022.

The restructuring actions are expected to assist with the Company's execution of its strategy, as it continues to focus on its four priorities to (i) enhance the user experience, software tools and digital-workflows on the Company's platform; (ii) enhance customer acquisition efforts through driving digital engagement; (iii) build out and optimize the Company's supplier network and marketplace; and (iv) secure additional capital.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including but not limited to: (i) the risk that Fast Radius is unable to obtain additional funding on terms that are acceptable to Fast Radius or at all; (ii) the outcome of any legal proceedings that may be instituted against Fast Radius, including following the consummation of the business combination with ECP Environmental Growth Opportunities Corp. (the “Transaction”), (iii) the ability to maintain the listing of Fast Radius’ securities on a national securities exchange, (iv) changes in the competitive industries in which Fast Radius operates, variations in operating performance across competitors, changes in laws and regulations affecting Fast Radius’ business and changes in the combined capital structure, (v) the ability to implement business plans, forecasts, cost reduction actions and other expectations after the completion of the Transaction, including the restructuring actions, and the ability to identify and realize additional opportunities, (vi) risks related to the uncertainty of Fast Radius’ projected financial information, (vii) risks related to Fast Radius’ potential inability to become profitable and generate cash, (viii) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic or the armed conflict between Russia and Ukraine, (ix) the risk that demand for Fast Radius’ cloud manufacturing technology does not grow as expected, (x) the ability of Fast Radius to retain existing customers and attract new customers, (xi) the potential inability of Fast Radius to manage growth effectively, (xii) the potential inability of Fast Radius to increase its cloud manufacturing capacity or to achieve efficiencies regarding its cloud manufacturing process or other costs, (xiii) the enforceability of Fast Radius’ intellectual property rights, including its copyrights, patents, trademarks and trade secrets, and the potential infringement on the intellectual property rights of others, (xiv) Fast Radius’ dependence on senior management and other key employees, (xv) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Fast Radius operates, (xvi) costs related to the Transaction and the failure to realize anticipated benefits of the Transaction or to realize estimated pro forma results and underlying assumptions, and (xvii) the ability of Fast Radius to execute its restructuring actions and achieve the anticipated benefits from such actions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties more fully described in Fast Radius’ filings with the Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2021 and Form 10-Q for the quarter ended March 31, 2022 and other periodic reports. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Fast Radius assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Fast Radius does not give any assurance that it will achieve its expectations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Letter Agreement, dated June 27, 2022, between the Company and Patrick McCusker
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fast Radius, Inc.

Date:	June 28, 2022	By:	/s/ Patrick McCusker
Patrick McCusker Chief Operating Officer